UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 3, 2004
Date of Report (Date of earliest event reported)

INCOME GROWTH PARTNERS, LTD. X,
A CALIFORNIA LIMITED PARTNERSHIP

(Name of registrant as specified in its charter)

CALIFORNIA	0-18528	33-0294177
(State of organization)	(Commission file number)	(I.R.S. Employer Identification No.)

11230 Sorrento Valley Road, Suite 220,
San Diego, California, 92121		(858) 457-2750
(Address of principal executive offices)		(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
SIGNATURES

Income Growth Partners, Ltd. X, a California limited partnership (“Partnership”) hereby amends its Current Report on Form 8-K dated March 3, 2004, filed with the Securities and Exchange Commission on March 18, 2004, to amend Item 7 to include required pro forma financial information.

Item 7. Financial Statements and Exhibits

(b)	Pro forma financial information.

1.	Unaudited Pro Forma Consolidated Balance Sheet of Income Growth Partners, Ltd. X and Subsidiaries at December 31, 2003.

2.	Unaudited Pro Forma Consolidated Statement of Operations of Income Growth Partners, Ltd. X and Subsidiaries for the year ended December 31, 2003.

3.	Notes to the Unaudited Pro Forma Consolidated Financial Information of Income Growth Partners, Ltd. X and Subsidiaries.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Introduction to Unaudited Pro Forma Consolidated Financial Information

On March 3, 2004, IGP X Mission Park Associates, L.P., a California limited partnership and a wholly-owned subsidiary of Income Growth Partners, Ltd. X, a California limited partnership, closed the sale of that certain 264 unit apartment complex located at 201-230 Woodland Parkway, San Marcos, California, known as Mission Park, to Pacifica Enterprises, LLC, a California limited liability company, for a cash purchase price of $36,000,000.

The following unaudited pro forma consolidated financial information gives effect to the sale of the Mission Park property. The unaudited pro forma balance sheet as of December 31, 2003 presents the financial position of the Partnership as if the sale of the Mission Park property, which occurred subsequent to December 31, 2003, had occurred on December 31, 2003. The unaudited pro forma statement of operations for the year ended December 31, 2003 reflects the results of operations of the Partnership as if the sale of the Mission Park property had been completed as of January 1, 2003.

The following unaudited pro forma consolidated financial information is based on amounts as of December 31, 2003 and certain amounts at the close of the sale of the Mission Park property. Actual final results may be substantially different from such amounts including, without limitation, the amounts, if any, of distributions made to limited partners since December 31, 2003.

This unaudited pro forma financial information does not represent the Partnership’s financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. This unaudited pro forma financial information should be read in conjunction with the audited financial statements of the Partnership and the accompanying notes and related discussion of management included in our Annual Report on Form 10-KSB for the year ended December 31, 2003.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

December 31, 2003

	December 31, 2003	Pro Forma	December 31, 2003
	Actual	Adjustments	As Adjusted
ASSETS
Rental properties
Land	$7,078,365	$(4,184,105)	$2,894,260
Buildings and improvements	23,274,049	(8,711,332)	14,562,717

	30,352,414	(12,895,437)	17,456,977
Less accumulated depreciation	(13,838,034)	7,024,287	(6,813,747)

	16,514,380	(5,871,150)	10,643,230
Cash and cash equivalents	690,042	25,403,118	26,093,160
Deferred loan fees	270,752	(72,548)	198,204
Prepaid expenses and other assets	240,375	(153,513)	86,862

Total Assets	$17,715,549	$19,305,907	$37,021,456

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)
Mortgage notes payable	$18,420,490	$(9,261,448)	$9,159,042
Other liabilities:
Accounts payable and accrued liabilities	250,173	(56,264)	193,909
Accrued interest payable	122,317	(61,790)	60,527
Contingency reserve	—	1,000,000	1,000,000
Security deposits	229,556	(164,664)	64,892

Total liabilities	19,022,536	(8,544,166)	10,478,370

Partners’ capital:
Limited partners’ (deficit) capital	(1,278,488)	27,821,574	26,543,086
General partners’ deficit	(18,499)	18,499	—
Note receivable from general partner	(10,000)	10,000	—

Total partners’ (deficit) capital	(1,306,987)	27,850,073	26,543,086

Total liabilities and partners’ capital	$17,715,549	$19,305,907	$37,021,456

See accompanying notes to unaudited pro forma consolidated financial information, which are an integral part of these financial statements.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2003

	December 31, 2003	Pro forma	December 31, 2003
	Actual	Adjustments	As Adjusted
REVENUES
Rents	$5,623,578	$(3,147,492)	$2,476,086
Other	351,413	(197,586)	153,827

Total revenues	5,974,991	(3,345,078)	2,629,913

EXPENSES
Operating expenses	2,819,897	(1,464,539)	1,355,358
Depreciation and amortization	1,018,949	(400,424)	618,525
Interest	1,425,545	(725,177)	700,368

Total expenses	5,264,391	(2,590,140)	2,674,251

Net income (loss)	$710,600	$(754,938)	$(44,338)

BASIC AND DILUTED PER LIMITED PARTNERSHIP UNIT DATA
Net income (loss) per limited partnership unit	$22.43	$(23.83)	$(1.40)

Distributions per Class A limited partnership unit holder	$130.00	$(138.00)	$(8.00)

Weighted average limited partnership units	26,926	26,926	26,926

See accompanying notes to unaudited pro forma consolidated financial information, which are an integral part of these financial statements.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

A. Basis of Presentation

The accompanying unaudited pro forma balance sheet as of December 31, 2003 presents the financial position of the Partnership as if the sale of the Mission Park property, which occurred subsequent to December 31, 2003, had occurred on December 31, 2003. Accordingly, the realized amounts of assets and settlement amounts of liabilities have been applied to the December 31, 2003 balance sheet amounts. The accompanying unaudited pro forma statement of operations for the year ended December 31, 2003 reflects the results of operations of the Partnership as if the sale of the Mission Park property had been completed as of January 1, 2003. The preparation of this unaudited pro forma consolidated financial information includes significant assumptions by the General Partner and its management, including assumptions regarding the amount that creditors would agree to accept in settlement of obligations due them, and the resolution of certain contingent liabilities. The amount and timing of distributions will depend on a variety of factors including, but not limited to, actual costs incurred in connection with the contingency reserve. There may be differences between the assumptions and the actual results because events and circumstances frequently do not occur as expected. The General Partner does not believe the Partnership will continue to incur operating expenses for the Mission Park property except as in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership.

B. Pro Forma Adjustments

(1) Pro forma adjustments made to the December 31, 2003 Income Growth Partners, Ltd. X and Subsidiaries unaudited pro forma consolidated balance sheet reflect the following:

(i)	The financial position of the Partnership has been reflected as if the sale of the Mission Park property had occurred on December 31, 2003;

(ii)	The sale price of the Mission Park property was $36,000,000;

(iii)	Payment of all costs associated with the sale of the Mission Park property;

(iv)	The repayment of all indebtedness of the Mission Park property, payment of the prepayment penalty on the Mission Park property mortgage, and payment of all accounts payable and accrued liabilities of the Mission Park property; and

(v)	The establishment of a contingency reserve in the amount of approximately $1,000,000.

Pro forma adjustments made to the unaudited pro forma consolidated statement of operations of Income Growth Partners, Ltd. X and Subsidiaries for the year ended December 31, 2003 reflect the results of operations of the Partnership as if the sale of the Mission Park property had been completed as of January 1, 2003, resulting in rental operations for the Partnership’s Shadow Ridge Meadows property only and general Partnership administrative expenses, for the year ended December 31, 2003.

(2) The following table presents the effect to the limited partners’ capital accounts of the adjustments described above:

Limited partners’ deficit at December 31, 2003	$(1,278,488)
Write off of deferred loan fees as of December 31, 2003	(72,548)
Gain to limited partners from sale of Mission Park property	28,894,122
Establishment of contingency reserve	(1,000,000)

Limited partners’ capital	$26,543,086

(3) The following table presents the effect to cash and cash equivalents of the adjustments described above:

Cash and cash equivalents balance at December 31, 2003	$690,042
Proceeds from the sale of the Mission Park property after settlement of escrow adjustments for prepaid rent, security deposits, insurance, taxes and other operational items, commissions and closing costs, and loan prepayment penalty (See Note (4) below)	34,782,620
Payoff of mortgage balance as of December 31, 2003	(9,261,448)
Payoff of accounts payable and interest payable as of December 31, 2003	(118,054)

Cash and cash equivalents balance after sale of Mission Park property	$26,093,160

(4) The following table presents the proceeds from the sale of the Mission Park property:

Selling price of the Mission Park property	$36,000,000
Commissions	(900,000)
Closing costs	(121,000)
Loan prepayment penalty	(185,229)
Escrow adjustments for operational items	(11,151)

Proceeds to the Partnership from the sale of the Mission Park property	$34,782,620

It is anticipated that the proceeds to the Partnership from the sale of the Mission Park property will be distributed to the Partnership’s limited partners in accordance with the Partnership’s Amended and Restated Agreement of Limited Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2004

INCOME GROWTH PARTNERS, LTD. X, A CALIFORNIA LIMITED PARTNERSHIP

	By:	Income Growth Management, Inc.,
a California corporation, its General Partner

		By:	/s/ David W. Maurer

David W. Maurer, President